SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          INTERMEDIATE MUNI FUND, INC.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------

      (5)  Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      ---------------------------------------------------

      (2)  Form, Schedule or Registration Statement No.:

      ---------------------------------------------------

      (3)  Filing Party:

      ---------------------------------------------------

      (4)  Date Filed:

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                          INTERMEDIATE MUNI FUND, INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2005


                              --------------------

To the Stockholders of Intermediate Muni Fund, Inc.:


      The Annual Meeting of Stockholders of Intermediate Muni Fund, Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on May 24, 2005 at 3:30 P.M. (Eastern Time) for the following purposes:


      1. To elect three Class II directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

      2. To elect three Class III directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on March 18, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.


                                         By Order of the Board of Directors

                                         Robert I. Frenkel
                                         Secretary


New York, New York
May 3, 2005


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            IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                         Valid Signature
------------                                         ---------------

Corporate Accounts
------------------
(1) ABC Corp. ..........................    ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ..........................    John Doe, Treasurer
(3) ABC Corp. c/o John Doe,
      Treasurer ........................    John Doe
(4) ABC Corp. Profit Sharing Plan ......    John Doe, Trustee

Trust Accounts
--------------
(1) ABC Trust ..........................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee,
      u/t/d 12/28/78 ...................    Jane B. Doe

Custodial or Estate Accounts
----------------------------
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ....    John B. Smith
(2) John B. Smith ......................    John B. Smith, Executor

                          INTERMEDIATE MUNI FUND, INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                                 PROXY STATEMENT

                              --------------------


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2005


                              --------------------

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Intermediate Muni Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Center, New York, New York 10022, on May 24, 2005 at 3:30 p.m. (Eastern Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. Solicitation costs are expected to be approximately $18,000. In addition, certain officers, directors and employees of the Fund; Smith Barney Fund Management, LLC ("SBFM" or the "Manager"), the Fund's investment manager; Citigroup Global Markets Inc. ("CGM"), an affiliate of SBFM; and/or PFPC Inc. ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. CGM is located at 388 Greenwich Street, New York, NY 10013; SBFM is located at 399 Park Avenue, New York, New York 10022; and PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation material to beneficial owners of shares of the Fund.


      The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 2004, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about May 5, 2005. The Fund will provide, without charge, additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.


      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposals is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposals 1 and 2 each requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

      The Board of Directors of the Fund has fixed the close of business on March 18, 2005 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The fund has one class of Common Stock which has a par value of $.001 per share. At the Record Date, the Fund had outstanding 14,032,784.389 shares of Common Stock. The Fund has one series of Preferred Stock outstanding, Municipal Auction Rate Cumulative Preferred Series M, with a $25,000 per share liquidation preference. As of the Record Date, there were 2,000 shares of Preferred Stock outstanding. The shares of Common Stock and the shares of Preferred Stock are referred to collectively as the "Shares."

      At the Record Date 13,765,396 shares, or 98% of the Fund's outstanding shares, were held in accounts, but not beneficially owned, by CEDE & CO., as nominee for The Depository Trust Company, 55 Water Street, 25th Floor, New York, NY 10041. At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")), to the knowledge of the Board or the Fund, owned beneficially 5% or more of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

      In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

      As of the record date, to the knowledge of the Fund, no securities issued by CGM's ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by directors who are not "interested persons" as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

                            PROPOSALS NO. 1 AND NO. 2
                  ELECTION OF CLASS II AND CLASS III DIRECTORS

      In accordance with the Fund's Charter, the Board of Directors of the Fund is currently classified into three classes. Under normal circumstances, the directors in each class are elected for a three-year period, and each class is elected in a year different from the others. Moreover, under the terms of the Fund's Charter, the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two directors of the Fund (the "Preferred Share Directors"). Jane F. Dasher and Paul Hardin have been designated as Preferred Share Directors. All other directors are elected by the holders of Common Stock and Preferred Stock voting together as a single class.

      Notwithstanding the foregoing, both Class II and Class III Directors will be elected at this year's Annual Meeting. The proxy statement submitted to shareholders in connection with the Annual Meeting of Shareholders in 2004 sought the election of Class II Directors and, while the information submitted to shareholders regarding the election of Class II Directors was accurate and correctly described the required vote, the proxy cards did not contain correct voting instructions. As a result, the Board determined, based on the advice of counsel, that the election in 2004 should be held again. The Board also determined, based on the advice of counsel, that no effect should be given to the election and that, as a result, the then-incumbent directors in Class II continued to hold office. In order to resume the regular cycle of elections, Class II directors are proposed for election for a two-year period, while Class III Directors are proposed for election for the regular three-year term.

      The directors serving in Class II, who are the same nominees as those nominees put up for election at the 2004 Annual Meeting, have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of two years (until the 2007 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified.

      The directors serving in Class III have terms expiring at the Meeting; the Class III directors currently serving on the board have been nominated by the Board of

Directors for re-election at the Meeting to serve for a term of three years (until the 2008 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified.

      At the Meeting the holders of the Fund's Preferred Stock are being asked to vote for Mr. Hardin (a Class II Director) and Ms. Dasher (a Class III Director) as Directors of the Fund. The remaining Class II Directors and Class III Directors are elected by holders of the Common Stock and Preferred Stock voting together as a single class. The affirmative vote of a plurality of the votes of the Common Stock and Preferred Stock cast at the Meeting at which a quorum is present is sufficient to elect each nominee except Mr. Hardin and Ms. Dasher, for whom the affirmative vote of a plurality of the votes of the Preferred Stock voting as a class is required. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

      The Board knows of no reason why any of the Class II or Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

      Certain information concerning the nominees is set forth below. All of the nominees for Class II and Class III currently serve as Directors of the Fund. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk (*). Information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

                   Persons Nominated for Election as Directors

                                                                                   Number of
                                            Term of                                Portfolios
                            Position      Office and            Principal          Overseen By         Other
                              Held         Length of          Occupation(s)          Nominee       Directorships
Name, Address and             with          Time              During Past          (including         Held by
Year of Birth                 Fund          Served             Five Years           the Fund)        Director
------------------------    --------      ----------          -------------        -----------     -------------
CLASS II DIRECTORS

NON-INTERESTED DIRECTORS:

Paul Hardin                 Director         Since      Professor of Law and           34              None
12083 Morehead                               1994       Chancellor Emeritus at
Chapel Hill, NC                                         the University of
27514-8426                                              North Carolina
Birth Year: 1931

Roderick C. Rasmussen       Director         Since      Investment Counselor           27              None
9 Cadence Court                              1993
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan              Director         Since      Retired                        27            John
7202 Southeast                               1993                                                    Hancock
Golf Ridge Way                                                                                       Funds
Hobe Sound, Fl 33455
Birth Year: 1930

CLASS III DIRECTORS

NON-INTERESTED DIRECTORS:

Lee Abraham                 Director     Since 1999     Retired; Former                27         Signet Group
13732 LeHavre Dr.                                       Director of Galey                         PLC (specialty
Frenchman's Creek                                       & Lord (fabrics),                         retail jeweler)
Palm Beach Gardens, FL                                  Liz Claiborne (apparel),
33410                                                   R.G. Barry Corp.
Birth Year: 1927                                        (footwear)

Jane F. Dasher              Director     Since 1999     Controller of PBK              27              None
Korsant Partners                                        Holdings Inc., a
283 Greenwich Avenue                                    family investment
3rd Fl                                                  company
Greenwich, CT 06830
Birth Year: 1949

Donald R. Foley             Director     Since 1993     Retired                       19               None
3668 Freshwater Drive
Jupiter, FL33477
Birth Year: 1922

The Class I directors make up the remainder of the Board. None of the Class I Directors will stand for election at the Meeting as their terms are not due to expire until 2006.

                                                                                   Number of
                                            Term of                                Portfolios
                            Position      Office and            Principal          Overseen By         Other
                              Held         Length of          Occupation(s)          Nominee       Directorships
Name, Address and             with          Time              During Past          (including         Held by
Year of Birth                 Fund          Served             Five Years           the Fund)        Director
------------------------    --------      ----------          -------------        -----------     -------------
CLASS I DIRECTORS

NON-INTERESTED DIRECTOR:

Richard E. Hanson, Jr.      Director         Since      Retired; Former Head of        27              None
2751 Vermont Route 140                       1999       the New Atlanta Jewish
Poultney, VT 05760                                      Community High School
Birth Year: 1941                                        (from 1996 to 2000)

INTERESTED DIRECTOR:

R. Jay Gerken*              Director/        Since      Managing Director of          221              None
Citigroup Asset             Chairman,        2002       CGM; Chairman,
  Management ("CAM")        President                   President and Chief
399 Park Avenue             and Chief                   Executive Officer of
New York, NY 10022          Executive                   Smith Barney Fund
Birth Year: 1951            Officer                     Management LLC
                                                        ("SBFM"), Travelers
                                                        Investment Advisor,
                                                        Inc. ("TIA") and Citi
                                                        Fund Management Inc.
                                                        ("CFM"); President and
                                                        Chief Executive Officer
                                                        of certain mutual funds
                                                        associated with Citigroup;
                                                        Formerly, Portfolio
                                                        Manager of Smith
                                                        Barney Allocation
                                                        Series Inc. (from 1996-
                                                        2001) and Smith Barney
                                                        Growth and Income
                                                        Fund (from 1996-2000)

----------
* Designates a Director who is affiliated with the Manager and considered an "interested person" of the Fund as defined under the 1940 Act.

      Allan J. Bloostein, formerly a Class I Director, retired from the Board as of December 31, 2004, and has become a Director Emeritus.

                           Beneficial Ownership Report

                                                           Aggregate Dollar Range* of Equity
                            Dollar Range* of Equity        Securities in All Funds Overseen by
Name of Director            Securities in the Fund(1)      Director and Advised by SBFM(1)
----------------------      -------------------------      -----------------------------------
NON-INTERESTED DIRECTORS

Lee Abraham                               A                                  E
Jane F. Dasher                            B                                  E
Donald R. Foley                           D                                  E
Paul Hardin                               A                                  E
Richard E. Hanson                         B                                  C
Roderick C. Rasmussen                     B                                  C
John P. Toolan                            A                                  E

INTERESTED DIRECTOR

R. Jay Gerken C E

----------
(*) The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(1) This information has been furnished by each director as of December 31, 2004. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, and persons who own more than 10% of the Fund's common stock as well as SBFM and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange ("AMEX"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such forms received by it and certain other information received by it, the Fund believes that, for the fiscal year ended December 31, 2004, all filing requirements applicable to such persons were met.

                      Committees of the Board of Directors

      The Fund has a separately designated standing Corporate Governance and Nominating Committee ("Nominating Committee"). The Fund has a separately designated standing Audit Committee ("Audit Committee") established in accordance with Section 3(a)(58)(A) of the 1934 Act. Both committees are comprised solely of members who are independent as defined in the AMEX's listing standards and are not "interested persons" of the Fund as defined in the 1940 Act. The members of the Audit Committee are Ms. Dasher and Messrs. Abraham and Toolan. The Board of Directors of the Fund has determined that all members of the Fund's Audit Committee are financially literate. The members of the Nominating Committee are Messrs. Abraham, Foley and Hanson.

      The principal functions of the Audit Committee are to (a) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent registered public accounting firm and (iv) the performance of the Fund's internal audit function and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepares the report required to be prepared by the committee pursuant to SEC rules for inclusion in the Fund's annual proxy statement. The Fund adopted an Amended and Restated Audit Committee Charter at a meeting held on March 10, 2004, a copy of which is attached hereto as Exhibit A.

      The Fund has an Investment Committee responsible for reviewing the investment performance of the Fund. The members of this committee are directors who are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors"). The members of the Investment Committee are Messrs. Hardin, Rasmussen and Toolan.

      The Fund also has a pricing committee composed of the Chairman of the Board and one independent director which is charged with determining fair value prices for securities when required. During the Fund's most recent fiscal year, the pricing committee met once.


      Seven meetings of the Board were held between January 1, 2004 and December 31, 2004, five of which were regular meetings. Three Nominating Committee meetings, two Audit Committee meetings and two Investment Committee meetings were held during the fiscal year ended December 31, 2004. No Director attended less than 75% of the Board meetings and the committee meetings of which he or she is a member. The Fund does not have a formal policy regarding attendance by Directors at annual meetings but may consider a policy in the future.


      The Nominating Committee will accept nominees recommended by a stockholder as it deems appropriate. At the present time there are no vacancies on the Board. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Fund adopted a Nominating Committee Charter at a meeting held on March 10, 2004, a copy of which is attached to this Proxy Statement as Exhibit B.

      The Nominating Committee identifies potential nominees through its network of contacts. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a director of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

      o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a director of the Fund;

      o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

      o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

      o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director of the Fund;

      o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

      o     the character and integrity of the person; and

      o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                                  COMPENSATION

      Only the Independent Directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,299 were paid to such directors by the Fund during the calendar year ended December 31, 2004. Fees for the Independent Directors, who also serve as board members of certain other funds sponsored by or affiliated with CGM, are currently set at $60,000 per annum plus a per meeting fee of $2,500 with respect to in-person meetings and $100 for each telephone meeting. The fees are allocated among the funds for which the directors serve based on the average net assets of such funds. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by CGM.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's fiscal year ended December 31, 2004:

                               Compensation Table

                                                   Aggregate
                                                 Compensation
                                                   from Fund
                              Aggregate            and Fund
                            Compensation            Complex           Number of
                              from Fund        Paid to Directors   Portfolios for
                           for the Fiscal      for the Calendar    Which Director
                             Year Ended           Year Ended        Serves within
Name of Person                12/31/04             12/31/04         Fund Complex
--------------             ---------------     -----------------   ---------------
Lee Abraham                     $200               $ 87,600               27
Allan J. Bloostein**             425                133,400              None
Jane F. Dasher                   537                 85,100               27
Donald R. Foley*                 200                 52,550               19
Richard E. Hanson, Jr.           425                 79,400               27
Paul Hardin                      425                133,800               34
R. Jay Gerken+                     0                      0              221
Roderick C. Rasmussen*           330                 49,400               27
John P. Toolan                   437                 82,400               27

----------
+ Designates a director who is an "interested person" of the Fund as defined under the 1940 Act.
* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
      Fund: Donald R. Foley: $238 and Roderick C. Rasmussen: $95, and the following amounts of their total compensation from the Fund Complex:
      Donald R. Foley: $13,350 and Roderick C. Rasmussen: $30,000.
      Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $425.
**    Mr. Bloostein became a Director Emeritus as of December 31, 2004.

                                Current Officers

      The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

Name, Address and                   Position(s)             Length of          Principal Occupation(s) During
Year of Birth                     Held with Fund           Time Served                 Past Five Years
---------------------           -------------------       -------------        ------------------------------
R. Jay Gerken                 Chief Executive Officer,       2002 to        (see table of directors above)
CAM                           Chairman of the Board           date
399 Park Avenue               and President
New York, NY 10022
Birth Year: 1951

Andrew B. Shoup               Senior Vice President          2003 to        Director of CAM; Chief Administrative
CAM                           and Chief Administrative        date          Officer of mutual funds associated with
125 Broad Street              Officer                                       Citigroup; Head of International Funds
10th Floor                                                                  Administration of CAM from 2001
New York, NY 10004                                                          to 2003; Director of Global Funds
Birth Year: 1956                                                            Administration of CAM from 2000 to 2001;
                                                                            Head of U.S. Citibank Funds
                                                                            Administration of CAM from 1998 to 2000.

Peter M. Coffey               Vice President                 1992 to        Managing Director of CGM.
CAM                           and Investment                  date
399 Park Avenue               Officer
4th Floor
New York, NY10022
Birth Year: 1944

Robert I. Frenkel             Secretary and                  2003 to        Managing Director and General Counsel,
CAM                           Chief Legal                     date          Global Mutual Funds for CAM and its
300 First Stanford Place      Officer                                       predecessor (since 1994); Secretary and
4th Floor                                                                   Chief Legal Officer of mutual funds
Stamford, CT 06902                                                          associated with Citigroup.
Birth Year: 1954

Robert J. Brault              Chief Financial                 Since         Director of CGM; Chief Financial
CAM                           Officer and Treasurer           2004          Officer and Treasurer of certain mutual
125 Broad Street                                                            funds associated with Citigroup;
11th Floor                                                                  Director of Internal Control for CAM
New York, NY 10004                                                          U.S. Mutual Fund Administration (from
Birth Year: 1965                                                            2002 to 2004); Director of Project
                                                                            Management & Information Systems for CAM
                                                                            U.S. Mutual Fund dministration (from 2000
                                                                            to 2002);Vice President, of Mutual Fund
                                                                            Administration at Investors Capital
                                                                            Services (from 1999 to 2000)

Kaprel Ozsolak                Controller                     2002 to        Vice President of CGM; Controller
CAM                                                           date          of certain funds associated with
11th Floor                                                                  Citigroup.
125 Broad Street
New York, NY10004
Birth Year: 1965

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                             Audit Committee Report

      The purposes of the Fund's Audit Committee include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent registered public accounting firm. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews.

      In connection with the audited financial statements as of and for the year ended December 31, 2004 included in the Fund's Annual Report for the year ended December 31, 2004 (the "Annual Report"), at a meeting held on February 24, 2005, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.

      In addition, the Audit Committee discussed with the independent registered public accounting firm the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund, and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent registered public accounting firm the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent registered public accounting firm and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent registered public accounting firm.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including auditor independence. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's registered public accounting firm is in fact "independent."

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

Respectfully submitted,

Jane F. Dasher
Lee Abraham
John P. Toolan
February 24, 2005

Disclosure of Independent Registered Public Accounting Firm Fees

      Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG LLP ("KPMG") the Fund's independent registered public accounting firm, for the fiscal years ended December 31, 2003 and December 31, 2004 were $15,000 and $17,000, respectively.

      Audit-Related Fees. KPMG did not receive any fees for services related to the audit of the Fund's financial statements for the fiscal years ended December 31, 2003 and December 31, 2004.

      Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal years ended December 31, 2003 and December 31, 2004 were $2,100 and $2,300, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

      All Other Fees. Fees billed to the Fund by KPMG during the years ended December 31, 2003 and December 31, 2004 were $12,500 and $10,000, respectively. These amounts represent fees billed for agreed upon procedures performed to certify the Fund's compliance with rating agency requirements and restrictions.

      Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ( "Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of March 10, 2004, the date of the approval of the Audit Committee Charter, permissible non-audit services included any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

      Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the fiscal years ended December 31, 2003 and December 31, 2004 were $0 and $75,000, respectively.

      The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers which were required to be pre-approved were pre-approved as required.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                      AND OTHER STOCKHOLDER COMMUNICATIONS

      Stockholder proposals intended to be presented at the 2006 Annual Meeting of the stockholders of the Fund must be received by November 30, 2005 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2006 Annual Meeting will be held in April 2006. The shareholder proposal must be delivered by written notice to the Secretary of the Fund (addressed to Intermediate Muni Fund, Inc., 300 First Stamford Place, 4th floor, Stamford, CT 06092). The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2006 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by February 28, 2006, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

      The Fund's Audit Committee established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

      The CCO may be contacted at:

         Citigroup Asset Management
         Compliance Department
         399 Park Avenue, 4th Floor
         New York, New York 10022

      Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

      The Fund's Audit Committee Chair may be contacted at:
         Intermediate Muni Fund, Inc.
         Audit Committee Chair
         c/o Jane Dasher
         P.O. Box 7441 Greenwich, CT 06836-7441

      A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                        By Order of the Board of Directors,


                                        Robert I. Frenkel
                                        Secretary


May 3, 2005


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       Exhibit A

                             AUDIT COMMITTEE CHARTER
                    AMENDED AND RESTATED AS OF MARCH 10, 2004

Establishment and Purpose

      This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent auditors and
(iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

Duties and Responsibilities

      The Fund's independent auditors are accountable to the Committee.

      The Committee shall:

      1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

      2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

      3. Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

      5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

      6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

      7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

----------
(1) The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
      (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;
      (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

      9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

      10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

      11. For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and
            (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

      12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

      13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

      14. For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

      15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

      16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

Composition

      The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in the New York Stock Exchange's Listed Company Manual or as set forth in the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in the Securities Exchange Act of 1934. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

      The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

      One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

      The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

      The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

      In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

      This Charter may be amended by a vote of a majority of the Board members.

                                                                      Appendix A

                            Smith Barney Equity Funds

                       Smith Barney Social Awareness Fund

                             Smith Barney Muni Funds

                        California Money Market Portfolio

                                Florida Portfolio

                                Georgia Portfolio

                             Limited Term Portfolio

                               National Portfolio

                      Massachusetts Money Market Portfolio

                         New York Money Market Portfolio

                               New York Portfolio

                             Pennsylvania Portfolio

                 Smith Barney Municipal Money Market Fund, Inc.

                       High Income Opportunity Fund Inc.*

                            Smith Barney Funds, Inc.

                              Large Cap Value Fund

                         U.S. Government Securities Fund

                      Short-Term Investment Grade Bond Fund

                            Smith Barney Income Funds

                      Smith Barney Dividend and Income Fund

                               SB Convertible Fund

                 Smith Barney Diversified Strategic Income Fund

                       Smith Barney Exchange Reserve Fund

                          Smith Barney High Income Fund

                     Smith Barney Municipal High Income Fund

                           SB Capital and Income Fund

                       Smith Barney Total Return Bond Fund

                     Smith Barney Small Cap Core Fund, Inc.

                          Intermediate Muni Fund, Inc.*

                         Smith Barney Money Funds, Inc.

                                 Cash Portfolio

                              Government Portfolio

* Closed-end Funds. The duties and responsibilities of paragraphs 10, 11, 12, and 13 and any other provision applicable exclusively to closed-end funds apply to this fund only.

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                                                                       Exhibit B

                            CORPORATE GOVERNANCE AND
                          NOMINATING COMMITTEE CHARTER

Purpose of Committee

      The purpose of the Corporate Governance and Nominating Committee (the "Committees") of the Board of Directors (the "Boards") of the Smith Barney Investment Companies listed on Appendix A of Exhibit A (the "Funds") is to oversee the board governance practices of the Funds, to identify and recommend individuals to the Board for nomination as members of the Board and their committees (including these Committees) and to establish the agenda for meetings of the Independent Directors. The Board of the Fund shall establish a Committee. The Committees shall report to the Board on their activities when appropriate.

Committee Membership

      The Committees shall consist solely of two or more members of the Board,
(a) none of whom is an "interested person" of the Fund or their investment adviser as defined in the Investment Company Act of 1940 (the "Act") or has a direct or indirect financial interest in the operation of any Fund's plan under Rule 12b-1 under the Act or in any agreements related to a plan (any such person, an "Independent Director"), and (b) each of whom the Board has determined has no material relationship with the Fund and is otherwise "independent" under the rules of the American Stock Exchange, Inc.

      The initial members of the Committees shall be appointed by the Board, including a majority of the Independent Directors. Candidates to fill subsequent vacancies in the Committees shall be nominated by the Committees as set forth below and appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

      Each Committee shall designate one member as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. Each Committee shall meet in person or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committees:

      1. To monitor developments in corporate governance of the registered investment company with a view to advising the Board on their policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance.

      2. To make recommendations to the Board from time to time as to changes that the Committees believe to be desirable to the size of the Board or any committee thereof.

      3. To identify individuals believed to be qualified to become Independent Directors of the Funds, and to recommend to the Board the nominees to stand for election as directors at meetings of stockholders. In the case of a vacancy to be filled in the office of a director (including a vacancy created by an increase in the size of a Board), each Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. The Committees may consider candidates proposed by management but is not required to do so.

            In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

            o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

            o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

            o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

            o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

            o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

            o     the character and integrity of the person; and

            o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

            o While the Committee is solely responsible for the selection and nomination of Directors. It may consider nominees recommended by Fund stockholders but is not required to do so. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

      4. To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

      5. To identify Board members qualified to fill vacancies on any committee of a Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

      6. Establish agendas for the executive sessions of the Independent Directors and coordinate with management on agendas for regular meetings of the Board.

      7. Prepare and issue the evaluation required under "Performance Evaluation" below.

      8.    Review on a periodic basis director fees and compensation.

      9. Any other duties or responsibilities expressly delegated to the Committees by the Board from time to time relating to the nomination of Board and committee members and to corporate governance matters.

Delegation to Subcommittee

      A Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Performance Evaluation

      The Committees shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee charter or to Board governance practices deemed necessary or desirable by the Committees. The performance evaluation by the Committees shall be conducted in such manner as the Committees deem appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committees or any other member designated by the Committees to make this report.

Resources and Authority of the Committees

      The Committees shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify director candidates, as it deems appropriate, without seeking approval of the Board or management. While it is expected that, in the normal course of business the Committees would consult with the other Independent Directors in connection with any such retention, the Committees are not required to do so.

                      (This page intentionally left blank.)

                                                                            3210

     Please mark
|X|  votes as in
     this example.


The Board of Directors recommends a vote "FOR" the following proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director.

1.    ELECTION OF DIRECTORS

Class II Nominees: (01) Roderick C. Rasmussen, (02) John P. Toolan Class III Nominees: (03) Lee Abraham, (04) Donald R. Foley

            FOR                                   WITHHOLD
            ALL        |_|                |_|     FROM ALL
          NOMINEES                                NOMINEES

          ---------------------------------------
     |_|  For all nominees except as noted above

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  |_|


      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

      Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: _______________ Date: _____ Signature: _______________ Date: ______

COMMON STOCK                         PROXY                          COMMON STOCK


                          INTERMEDIATE MUNI FUND, INC.

                                125 Broad Street
                            New York, New York 10004
    This Proxy is Solicited on Behalf of the Board of Directors of the Fund



The undersigned hereby appoints R. JAY GERKEN, ROBERT I. FRENKEL, and TODD LEBO, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of Common Stock of Intermediate Muni Fund, Inc. held of record by the undersigned on March 18, 2005 at a Meeting of Stockholders to be held on May 24, 2005 or any adjournment thereof.


------------                                                       -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                               SIDE
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                                                                            3210

     Please mark
|X|  votes as in
     this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees for director.

1.    ELECTION OF DIRECTORS

Class III Nominees: (01) Lee Abraham, (02) Jane Dasher, (03) Donald R. Foley Class II Nominees: (04) Paul Hardin, (05) Roderick C. Rasmussen, (06) John P. Toolan

            FOR                                   WITHHOLD
            ALL        |_|                |_|     FROM ALL
          NOMINEES                                NOMINEES

          ---------------------------------------
     |_|  For all nominees except as noted above

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  |_|

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature: _______________ Date: _____ Signature: _______________ Date: ______

PREFERRED STOCK                      PROXY                       PREFERRED STOCK

                          INTERMEDIATE MUNI FUND, INC.

                                125 Broad Street
                            New York, New York 10004
    This Proxy is Solicited on Behalf of the Board of Directors of the Fund



The undersigned hereby appoints R. JAY GERKEN, ROBERT I. FRENKEL, and TODD LEBO, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of Preferred Stock of Intermediate Muni Fund, Inc. held of record by the undersigned on March 18, 2005 at a Meeting of Stockholders to be held on May 24, 2005 or any adjournment thereof.



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SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
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